SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    ________

                                    FORM 8-K
                                    ________



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                  For the Quarterly Period ended June 30, 2001

                        _________________________________

                        GOLDEN WEST FINANCIAL CORPORATION

                       _________________________________



                         Commission file number 1-4629

              Incorporated Pursuant to the Laws of Delaware State

        Internal Revenue Service - Employer Identification No. 95-2080059

                1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              Exhibit No.      Exhibit
              __________      __________

              1.0              Second Quarter Earnings Press Release



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          GOLDEN WEST FINANCIAL CORPORATION

Dated:  July 26, 2001                      /s/ Russell W. Kettell
                                          ______________________________________
                                          Russell W. Kettell
                                          President and
                                          Chief Financial Officer


                                           /s/ William C. Nunan
                                          ______________________________________
                                           William C. Nunan
                                           Chief Accounting Officer

FOR FURTHER INFORMATION CONTACT                          FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614


July 18, 2001

GOLDEN WEST FINANCIAL REPORTS 55% INCREASE IN SECOND QUARTER EARNINGS PER SHARE


Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, announced record second quarter 2001 diluted earnings per share of $1.30, up 55% from the $.84 recorded in the same period in 2000. First half 2001 per share profits, excluding a one-time $.04 charge resulting from the adoption on January 1, 2001 of Financial Accounting Standard No. 133, totaled $2.40, a 48% increase from the $1.62 for the first six months of 2000.

Discussing the two principal factors that explain the Company's exceptionally large earnings growth, Marion O. Sandler, Chairman and Chief Executive Officer of Golden West, said, "First, our loan balances expanded by a strong 17% during the past twelve months. Over the long run, the growth of Golden West's profits relates to the expansion of the mortgage portfolio, which is our major earning asset." Continuing, she remarked, "Second, we also received a significant, but temporary, boost to our profit margin from the large decline in short-term interest rates in 2001."

Citing another reason for Golden West's jump in earnings, Sandler stated, "Noninterest income rose to $67 million in the second quarter of 2001, up from $40 million in the same period a year earlier. Higher loan prepayment fees, servicing fee income, and gains on sale of mortgages were primarily responsible for the $27 million increase." First half 2001 noninterest income totaled $110 million, a $37 million increase from the $73 million recorded during the first six months of 2000.

In addition to record earnings, the Company also announced second quarter 2001 mortgage originations of $5.6 billion, in line with the all-time high $5.7 billion originated in the same period a year earlier. For the first half of 2001, new loan volume totaled $9.42 billion, compared with a record $9.44 billion for the first six months of 2000.

Elaborating on the Company's lending results, Sandler noted, "Declines in interest rates have made producing adjustable rate mortgages challenging. Competition has been stiff from fixed-rate loans carrying the lowest rates in two years. Nevertheless, our loan origination team produced near-record volume." Adjustable rate mortgages (ARMs) comprised 83% of Golden West's new loan volume during the second quarter of 2001 and 85% during the first half.

Continuing, Sandler said, "While we were able to produce a significant volume of new mortgages during the first half of 2001, many borrowers, including our own, chose to replace their existing home loans with new mortgages. The resulting high level of repayments slowed the growth of our loan portfolio in the first half of 2001."

On another mortgage-related topic, Sandler commented, "The Company's long history of impressive loan quality continued in the second quarter of 2001." At June 30, 2001, Golden West's ratio of nonperforming assets to total assets was a low .53%, a slight increase from the .45% of a year earlier.

Wrapping up her quarterly review with a more detailed explanation of the Company's profit margin expansion, Sandler commented, "The yield on our loan portfolio reacts more slowly to changes in interest rates than does our cost of funds. As a result, when rates fall, our primary spread, or profit margin, expands." With the Federal Reserve's Open Market Committee lowering its target for the Federal Funds rate by 275 basis points in the first half of 2001, Golden West's primary spread surged to 2.79% at June 30, 2001, up from 1.91% a year earlier and 2.03% at yearend 2000. The June 2001 level represented the widest profit margin since the early 1990's, another period marked by large decreases in interest rates.

Completing her explanation of the Company's primary spread, Sandler mentioned, "It's important to note that the same dynamics that cause our profit margin to expand in a falling interest environment lead to a contraction of the primary spread when rates later stabilize or rise. So, basically, the boost to Golden West's profit margin from declining rates is given back when rates increase."

Headquartered in Oakland, California, Golden West is a savings and loan holding company with assets of $57 billion as of June 30, 2001. Currently operating 433 savings and lending offices in 35 states under the World name, the Company has one of the largest branch systems in the country. Golden West's stock is listed on the New York and Pacific Stock Exchanges under the ticker symbol GDW.

Golden West investor information is available at www.gdw.com. Information about the Company's home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

Information in this Press Release may include forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Act of 1995. Such statements include, without limitation, references to future earnings, profit margins, and portfolio growth. It is important to note that such forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control. Thus future financial results may differ materially from those described herein. Golden West Financial Corporation makes no guarantee or promises regarding future results and assumes no responsibility to update such forward-looking statements.

                                      # # #

                         Financial Information Attached

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)

                                                                                  June 30
                                                                   ---------------------------------------
                                                                        2001                    2000
                                                                   ----------------        ---------------
ASSETS
  Cash                                                                $    439,590           $    254,442
  Securities available for sale at fair value                              672,055                234,629
  Other investments                                                            375                302,252
  Purchased mortgage-backed securities available for sale                  218,876                 71,113
  Purchased mortgage-backed securities held to maturity                    337,212                410,054
  Mortgage-backed securities with recourse held to maturity             17,657,738             13,651,191
  Loans receivable                                                      35,511,200             31,683,917
  Interest earned but uncollected                                          268,954                218,351
  Investment in capital stock of Federal Home Loan Banks                 1,074,756                783,667
  Foreclosed real estate                                                     8,472                  9,608
  Premises and equipment--at cost less accumulated depreciation            316,760                299,039
  Other assets                                                             925,555                929,621
                                                                   ----------------        ---------------
                                                                      $ 57,431,543           $ 48,847,884
                                                                   ================        ===============

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                                                            $ 31,491,959           $ 27,726,782
  Advances from Federal Home Loan Banks                                 18,945,452             15,231,522
  Securities sold under agreements to repurchase                           851,197              1,160,536
  Bank notes                                                               634,951                      0
  Subordinated notes--net of discount                                      599,148                713,377
  Taxes on income                                                          471,232                332,104
  Other liabilities                                                        385,474                373,852
  Stockholders' equity                                                   4,052,130              3,309,711
                                                                   ----------------        ---------------
                                                                      $ 57,431,543           $ 48,847,884
                                                                   ================        ===============

Book value per common share                                           $      25.50           $      20.95
Common shares outstanding                                              158,876,757            157,948,933

Loan loss reserve                                                     $    245,078           $    234,834
Net loan chargeoffs (recoveries) during the quarter                   $        691           $        165
Net loan chargeoffs (recoveries) year-to-date                         $        587           $        439

New real estate loans originated: during the quarter                  $  5,628,720           $  5,675,604
                                  year-to-date                        $  9,422,730           $  9,442,015

New adjustable rate mortgages as a percentage of new
  real estate loans originated:  during the quarter                          83.31%                 96.47%
                                 year-to-date                                85.33%                 96.43%

Loan sales during the quarter                                         $    712,205           $     62,787
Loan sales year-to-date                                               $    986,777           $    135,296

Retail deposit net activity during the quarter                        $    761,000           $    502,530
Wholesale CD net activity during the quarter                              (626,000)              (750,000)
                                                                    ----------------        ---------------
  Total deposit activity during the quarter                           $    135,000           $   (247,470)
                                                                    ================        ===============

Retail deposit net activity year-to-date                              $  1,510,040           $    611,872
Wholesale CD net activity year-to-date                                     (66,000)              (600,000)
                                                                   ----------------        ---------------
  Total deposit net activity year-to-date                             $  1,444,040           $     11,872
                                                                   ================        ===============

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF NET EARNINGS
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)

                                                                       Three Months Ended                   Six Months Ended
                                                                            June 30                             June 30
                                                                ------------------------------    -------------------------------
                                                                     2001            2000              2001            2000
                                                                --------------  --------------    --------------  --------------
  Interest Income
      Interest on loans                                          $    672,823    $    595,615      $  1,377,647    $  1,132,702
      Interest on mortgage-backed securities                          371,669         231,982           737,266         443,299
      Interest and dividends on investments                            53,252          64,795           117,014         108,945
                                                                --------------  --------------    --------------  --------------
                                                                    1,097,744         892,392         2,231,927       1,684,946
  Interest Expense
      Interest on deposits                                            406,117         358,313           836,865         698,323
      Interest on advances                                            239,572         206,925           533,008         351,415
      Interest on repurchase agreements                                14,537          21,969            32,226          38,633
      Interest on other borrowings                                     34,217          24,658            63,932          46,417
                                                                --------------  --------------    --------------  --------------
                                                                      694,443         611,865         1,466,031       1,134,788
                                                                --------------  --------------    --------------  --------------
  Net Interest Income                                                 403,301         280,527           765,896         550,158
  Provision for loan losses                                             5,641           3,842             8,824           4,811
                                                                --------------  --------------    --------------  --------------
  Net Interest Income after Provision for
      Loan Losses
                                                                      397,660         276,685           757,072         545,347
  Noninterest Income
      Fees                                                             42,721          18,445            74,033          34,687
      Gain on the sale of securities and loans                          7,883           1,833            13,760           3,271
      Change in fair value of derivatives                               1,588               0            (5,914)              0
      Other                                                            14,636          19,647            28,272          35,458
                                                                --------------  --------------    --------------  --------------
                                                                       66,828          39,925           110,151          73,416
  Noninterest Expense
      General and administrative:
          Personnel                                                    72,002          58,125           140,198         115,405
          Occupancy                                                    19,480          17,549            39,289          34,607
          Deposit insurance                                             1,418           1,442             2,804           2,854
          Advertising                                                   3,048           1,488             4,925           3,662
          Other                                                        29,167          23,783            55,316          45,819
                                                                --------------  --------------    --------------  --------------
                                                                      125,115         102,387           242,532         202,347
  Earnings before Taxes on Income and
    Cumulative Effect of Accounting Change                            339,373         214,223           624,691         416,416
  Taxes on Income                                                     130,444          80,961           239,683         157,220
                                                                --------------  --------------    --------------  --------------
  Income before Cumulative Effect of Accounting Change                208,929         133,262           385,008         259,196
  Cumulative Effect of Accounting Change, Net of Tax                        0               0            (6,018)              0
                                                                --------------  --------------    --------------  --------------
  Net Earnings                                                   $    208,929    $    133,262      $    378,990    $    259,196
                                                                ==============  ==============    ==============  ==============
  Basic Earnings Per Share before
    Cumulative Effect of Accounting Change                       $       1.32    $       0.84      $       2.43    $       1.63
    Cumulative Effect of Accounting Change, Net of Tax                   0.00            0.00             (0.04)           0.00
                                                                --------------  --------------    --------------  --------------
  Basic Earnings Per Share                                       $       1.32    $       0.84      $       2.39    $       1.63
                                                                ==============  ==============    ==============  ==============
   Diluted Earnings Per Share before
    Cumulative Effect of Accounting Change                       $       1.30    $       0.84      $       2.40    $       1.62
  Cumulative Effect of Accounting Change, Net of Tax                     0.00            0.00             (0.04)           0.00
                                                                --------------  --------------    --------------  --------------
   Diluted Earnings Per Share                                    $       1.30    $       0.84      $       2.36    $       1.62
                                                                ==============  ==============    ==============  --------------
   Average common shares outstanding                              158,724,536     157,999,885       158,602,033     158,979,248
  Average diluted common shares outstanding                       160,968,179     159,593,955       160,771,429     160,227,370

  Ratios(a)
    Net earnings before accounting change/average net worth             21.19%          16.32%            20.01%          16.00%
    Net earnings before accounting change/average assets                 1.47%           1.13%             1.36%           1.15%
    Net interest income/average assets                                   2.83%           2.39%             2.71%           2.44%
    General and administrative expense/average assets                     .88%            .87%              .86%            .90%
    Efficiency ratio                                                    26.61%          31.95%            27.68%          32.45%

(a) Ratios are annualized by multiplying the quarterly computation by four and the semi-annual computations by two. Averages are computed by adding the beginning balances and each monthend balance during the quarter and the six month period and dividing by four and seven, respectively.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                              OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)


                                                                    Three Months Ended                  Six Months Ended
                                                                         June 30                            June 30
                                                              -------------------------------    -------------------------------
                                                                  2001             2000              2001             2000
                                                              -------------    --------------    -------------    --------------
  AVERAGE BALANCES(a)
      Cash and investments                                     $   889,507       $ 1,191,303      $   919,103      $  1,082,013
      Loans receivable including mortgage-backed securities     53,530,756        43,742,947       53,197,755        42,196,227
      Investment in capital stock of Federal Home Loan Banks     1,075,735           703,810        1,076,037           635,567
      Deposits                                                  31,271,860        27,933,080       30,903,779        27,877,443
      Advances from Federal Home Loan Banks                     18,892,793        13,352,956       19,152,535        11,581,862
      Securities sold under agreements to repurchase               978,626           963,568          911,499         1,001,309
      Other borrowings                                             919,042           738,272          781,817           741,738
      Stockholders' equity                                       3,944,077         3,265,364        3,848,668         3,240,386


  Total  Average Assets                                         56,971,953        46,993,584       56,549,192        45,125,521
  Average Interest-Earning Assets                               55,310,583        45,486,444       55,014,902        43,745,671
  Average Interest-Bearing Liabilities                          52,062,320        42,987,876       51,749,629        41,202,352



                                                                      As of June 30
                                                              -------------------------------
                                                                   2001             2000
                                                              -------------    --------------
  NONPERFORMING ASSETS
      Loans (including MBS with recourse)
         90 days or more past due                              $   295,537       $    210,127
      Foreclosed real estate                                         8,472              9,608
                                                              -------------    --------------
   Total Nonperforming Assets                                  $   304,009       $    219,735
                                                              =============    ==============


  Ratio of nonperforming assets to total assets                        .53%               .45%

  Ratio of troubled debt restructured to total assets                  .00%               .01%



  SPREAD DATA
      Yield on loan portfolio                                         7.53%              7.52%
      Yield on investments                                            5.50%              7.76%
      Yield on earning assets                                         7.52%              7.52%

      Cost of deposits                                                4.80%              5.11%
      Cost of borrowings                                              4.62%              6.43%
      Cost of funds                                                   4.73%              5.61%

  Yield on earning assets less cost of funds                          2.79%              1.91%

(a) Averages are computed by adding the beginning balances and each monthend balance during the quarter and six month period and dividing by four and seven, respectively.